U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) March 13, 2006

LION-GRI INTERNATIONAL, INC.
(Name of small business issuer as specified in its charter)

Colorado	000-27199	91-2015608
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

801 Mancesti Street, MO-2029, Chisnau, Republic of Moldova
(Address of principal executive offices)

011-(373-22) 41-40-81
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 1 -Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

None

Item 1.02 Termination of a Material Definitive Agreement

None

Item 1.03 Bankruptcy or Receivership

None

Section 2 -Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

None

Item 2.02 Results of Operations and Financial Condition

None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

None

Item 2.05 Costs Associated with Exit or Disposal Activities

None

Item 2.06 Material Impairments

None

Section 3 -Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

None

Item 3.02 Unregistered Sales of Equity Securities

None

Item 3.03 Material Modification to Rights of Security Holders

None

Section 4 -Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Account

None

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

None.

Section 5 -Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

N/A

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 13, 2006, Gregory Sonic, Kelly Sonic and Vladimir Sonic resigned as members of the Board of Directors and the following individuals have been appointed as officers and directors

Maria Gracia Rosales, Age 27, Chairman of the Board, Bachelor of Arts degree, 2001, from University of San Francisco, Quito, Equador in Gastronomy. Diplomas from Le Cordon Bleu, Paris, France in 2003 in French cuisine and 2005 in Pastry. From July 2000 to August 2001, assistant in the Import-Export Department of Progetrol CIA, Ltd.

Maria-Fernanda Rosales, Age 37, Director and Chief Financial Officer, Bachelor of Arts degrees from University of San Franciso, Quito, Equador, in Managerial Communications, 1996, and from Tecnologico de Monterrey, Social Studies, 2000. From 2001 to present has been Sales Manager of Promotora Valle Hermoso, Inc., Oviedo, Florida.

Fanny P. Narvaez, Age 44, Director, Secretary, Educated in Quito, Equador. From 2002-2004 Operations Manager of Segrest Enterprises, Quito, Ecuador. From 2005-2006 realtor for Watson Realty Corp in Oviedo, Floria. Since 2006 has served as Secretary to the Board of Directors of Promotora Valle Hermoso, Inc., Oviedo, Florida.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Section 6 -[Reserved]

Section 7 -Regulation FD

Item 7.01 Regulation FD Disclosure

None

Section 8 -Other Events

Item 8.01 Other Events

None

Section 9 -Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

None

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 15, 2006	LION GRI INTERNATIONAL, INC.

	By:	/s/ Gregory Sonic
Gregory Sonic, President